UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2006

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 11, 2006, The Allied Defense Group ("Allied" or "The Company") issued a press release regarding its financial results for the fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

On May 11, 2006, the Company filed a Form 12b-25 announcing a delay in the filing of its Form 10-Q for the first quarter of 2006. In the filing Allied estimated the financial results for such first quarter.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. The information provided in the foregoing paragraphs is being provided in accordance with General Instruction B.2 of Form 8-K. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

The Company previously disclosed in a Form 8-K filed on March 31, 2006, that it had determined that an impairment charge is required related to its SeaSpace Corporation subsidiary. It has now determined that the amount of such impairment charge is $3.5 million.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, the American Stock Exchange (Amex) has advised the Company that it is not in compliance with the Exchange’s requirements for continued listing due to the continuing delays in the filing of the Company’s Annual Report on Form 10-K for the period ended December 31, 2005. On May 5, 2006, the Company received notice from the Amex that it has accepted the Company’s plan to come into compliance with the Amex’s continued listing standards and to file its 2005 10-K with the Securities and Exchange Commission (SEC) no later than June 2, 2006. Additionally, the Amex has granted an extension for the Company to file its 10-Q for the period ending March 31, 2006, to June 30, 2006. The Company will be subject to periodic review by Amex Staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the American Stock Exchange.

Item 9.01 Financial Statements and Exhibits.

News Release of The Allied Defense Group, Inc. issued on May 11, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

May 11, 2006	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 11, 2006